UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2021
Date of Report (Date of earliest event reported)

ENERGY TRANSFER LP
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8111 Westchester Drive, Suite 600
Dallas, Texas 75225
(Address of principal executive offices) (zip code)

(214)	981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETprE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
5-Year Credit Agreement Amendment
On May 10, 2021, Energy Transfer LP, a Delaware limited partnership (the “Partnership”), entered into an Extension Agreement (the “Extension”) with the Consenting Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which the Consenting Lenders thereto severally agreed to extend the maturity date of the Partnership’s existing 5-Year revolving credit facility provided pursuant to the Credit Agreement, dated as of December 1, 2017 (as amended by that certain Amendment No. 1 to Five-Year-Credit Agreement, Joinder and Increase and Extension Agreement, dated as of October 19, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Partnership, the several banks and other financial institutions party thereto and the Administrative Agent, for a period of one (1) year from December 1, 2023 to December 1, 2024, with such extension to become effective on May 10, 2021.
The disclosure contained in this Item 1.01 does not purport to be a complete description of the Extension and is qualified in its entirety by reference to the Extension, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Exhibits.

Exhibit Number	Description of the Exhibit
10.1	Extension Agreement dated as of May 10, 2021 among Energy Transfer LP, the Consenting Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP
		By:	LE GP, LLC, its general partner

Date:	May 11, 2021	By:	/s/ Bradford D. Whitehurst
Bradford D. Whitehurst
Chief Financial Officer